Exhibit 99.1

GoHealth Prioritizes Consumer Fit, Renewal Economics and Cash Discipline While Continuing Leadership in Special Needs Plans; Reports Full Year 2025 Results

Disciplined posture reflects consumer-first enrollment, an intentional Medicare Advantage pullback driven by market realities, continued special needs plans (“SNP”) leadership, targeted AI investment, and a focus on cash, back-book durability, and consolidation readiness

CHICAGO, March 31, 2026 — GoHealth, Inc. (NASDAQ: GOCO) (“GoHealth” or the “Company”), a leading health insurance marketplace and Medicare-focused digital health company, today announced financial results for the three and twelve months ended December 31, 2025.

GoHealth’s Chief Executive Officer, Vijay Kotte commented, "The Medicare Advantage market remains in a structural reset going into 2026, and our view is that health plans continue to prioritize retention, member quality, and disciplined unit economics. We anticipated many of these dynamics earlier in the cycle, and our pullback in 2025 was intentional. In this environment, consumers need a trusted partner more than ever. Our focus is helping ensure members enroll in plans that truly fit their needs, even when that means confirming their current coverage remains the best option. At the same time, we are maintaining disciplined focus on cash and improving our capital structure, while continuing tactical investments in technology and AI that improve efficiency today, support lower acquisition costs now and in the future, and position us to ramp quickly as conditions improve.”

GoHealth navigated a materially different Medicare Advantage environment by intentionally pulling back Medicare Advantage activity, while aiming to preserve a consumer-first approach, protect liquidity, and invest in core capabilities, which should enable GoHealth to scale when market conditions stabilize. Based on its analysis, GoHealth believes health plans will continue to emphasize margin integrity, renewal stability, and long-term member value over raw enrollment growth.

GoHealth anticipated this shift and aligned its operating model, accordingly, focusing on:

•Retention and High-Quality Member Book: Delivered materially improved year-over-year retention, reinforcing cohort quality and proprietary PlanFit logic while supporting the durability of GoHealth’s commission receivable asset and broader back book.

•Intentional Pullback Grounded in Consumer Fit and Renewal Economics: Deliberately pulled back Medicare Advantage activity where first-renewal probability did not support attractive economics, prioritizing appropriate plan fit for consumers and long-term cohort quality.

•Leadership with Special Needs Plans (“SNP”) populations: Continued leadership in key SNP categories due to our proprietary enrollment and servicing tools, technology and experience, as health plans pursued targeted growth while member stability, renewal duration, and outcomes remained especially important.

•     Technology and AI Investment: Continued targeted investment in built-for-purpose, proprietary agentic AI and automation to lower customer acquisition costs, improve year-one payback, reduce operational friction, and enable agents with more capacity to focus on top-of-license advisory work, while supporting a consumer-first approach by helping ensure members are matched with the plans that best meet their needs.

•     Strategic Flexibility: Optimized cash, protected the commissions receivable, and preserved operating flexibility

•Consolidation Readiness: Maintaining high conviction that the fragmented broker landscape will consolidate, positioning GoHealth to lead disciplined integration opportunities with the right partners at the right time.

"Our full-year performance reflect disciplined execution in a market where health plans are prioritizing margin stability and member quality”, said Brendan Shanahan, CFO of GoHealth. “Operating cash flow will remain the primary lens for our capital allocation decisions. As we move forward, we are concentrating investment where we have confidence in durable returns, strengthening retention, and continuing to improve efficiency through practical automation and AI."

About GoHealth, Inc.
GoHealth is a leading health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception. For more information, visit https://www.gohealth.com.

Investor Relations:
John Shave

JShave@gohealth.com

Media Relations:
Pressinquiries@gohealth.com

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our liquidity, future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, our pursuit of strategic alternatives and other shifts in our strategy, health plans’ respective decisions related to plan offerings and associated compensation for broker services, our expected growth, future capital expenditures, debt service obligations, future ability to continue as a going concern, adoption and use of artificial intelligence technologies, and the impact on our business from regulatory changes, are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “aims,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “positions”, “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report on Form 10-K”) and our forthcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (“2025 Annual Report on Form 10-K”), as well as our other filings with the Securities and Exchange Commission. The factors described in our 2024 Annual Report on Form 10-K and our forthcoming 2025 Annual Report on Form 10-K should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2025, our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2025, and our Quarterly Report on Form 10-Q for the third quarter ended September 30, 2025 and in our other filings with the Securities and Exchange Commission.

You should read this press release and the documents that we reference in this press release completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Non-GAAP Financial Measures
Throughout this press release, we use a number of non-GAAP financial measures. Non-GAAP financial measures are supplemental measures of our performance that are derived from our consolidated financial information, but which are not presented in our Consolidated Financial Statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). We define these non-GAAP financial measures as follows:

•“Adjusted EBITDA” represents, as applicable for the period, EBITDA as further adjusted for certain items summarized in the table furnished below in this press release.

•“Adjusted EBITDA Margin” refers to Adjusted EBITDA divided by net revenues.

•“EBITDA” represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.
We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. Adjusted EBITDA is the primary financial performance measure used by management to evaluate the business and monitor the results of operations, as well as a basis for certain compensation programs sponsored by the Company. There are limitations to the use of the non-GAAP financial measures presented in this press release. For example, our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of each of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin to its most directly comparable GAAP financial measure are presented in the tables furnished below in this press release. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-routine items.

Key Business Performance and Operating Metrics

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. The most relevant business and operating metrics are as follows:

•“Direct Operating Cost of Submission” is an operating metric that represents costs directly attributable to Submissions generated during a reporting period and excludes costs that are indirect or fixed. Direct Operating Cost of Submission is comprised of the portion of the respective operating expenses for revenue share, marketing and advertising and consumer care and enrollment that are directly related to the Submissions generated in the reporting period.

•“Direct Operating Cost per Submission” is an operating metric that represents the average performance of Submissions generated during a reporting period. Direct Operating Cost per Submission refers to (x) Direct Operating Cost of Submission for a reporting period divided by (y) the number of Submissions generated for such period.

•“Sales/Direct Operating Cost of Submission” represents (x) the numerator of Sales per Submission, as defined below, divided by (y) Direct Operating Cost of Submission.

•“Sales per Submission” is an operating metric that represents the average performance of Submissions generated during a reporting period. Sales per Submission measures revenues only from the Submissions generated in the period and excludes items that are unrelated to such Submissions, including any impact of revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods. Sales per Submission equals (x) the sum of (i) Medicare agency revenues, comprised of the expected amount of initial commission revenue and any renewal commissions to be paid from the health plan partners on such placement as long as the policyholder remains with the same insurance product, as well as partner marketing and other revenue, (ii) Medicare non-agency revenues, comprised of the enrollment and engagement services for which cash is collected in advance or in close proximity to the point in time revenue is recognized, and (iii) revenues from GoHealth Protect, divided by (y) the number of Submissions generated for such period.

•“Submission” refers to either (i) a completed Medicare application with our licensed agent that is submitted to the health plan partner and subsequently approved by the health plan partner during the indicated period, (ii) a transfer by our agent to the health plan partner through the Encompass operating model during the indicated period, or (iii) a completed GoHealth Protect application with our licensed agent that is submitted, approved by the health plan partner, and for which the payment information was received by the health plan partner during the indicated period.

Sales per Submission and Direct Operating Cost per Submission are key operating metrics used by management to understand the Company’s underlying financial performance and trends.

The following table sets forth the components of our results of operations for the periods indicated:

	Twelve months ended Dec. 31,
(in thousands, except percentages and per share amounts)	2025		2024
	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	$361,845	100.0%	$798,894	100.0%	$(437,049)	(54.7)%
Operating expenses:
Revenue share	96,126	26.6%	130,612	16.3%	(34,486)	(26.4)%
Marketing and advertising	116,379	32.2%	235,696	29.5%	(119,317)	(50.6)%
Consumer care and enrollment	106,045	29.3%	222,414	27.8%	(116,369)	(52.3)%
Technology	34,904	9.6%	41,046	5.1%	(6,142)	(15.0)%
General and administrative	90,789	25.1%	82,116	10.3%	8,673	10.6%
Amortization of intangible assets	70,542	19.5%	94,057	11.8%	(23,515)	(25.0)%
Indefinite and long-lived asset impairment charges	259,961	71.8%	—	—%	259,961	NM
Total operating expenses	774,746	214.1%	805,941	100.9%	(31,195)	(3.9)%
Income (loss) from operations	(412,901)	(114.1)%	(7,047)	(0.9)%	(405,854)	5759.2%
Interest expense	87,320	24.1%	72,868	9.1%	14,452	19.8%
Gain on bargain purchase	—	—%	(84,492)	(10.6)%	84,492	NM
Loss on extinguishment of debt	1,655	0.5%	10,463	1.3%	(8,808)	(84.2)%
Other (income) expense, net	(786)	(0.2)%	(834)	(0.1)%	48	(5.8)%
Income (loss) before income taxes	(501,090)	(138.5)%	(5,052)	(0.6)%	(496,038)	9818.6%
Income tax expense (benefit)	(3,335)	(0.9)%	2,267	0.3%	(5,602)	(247.1)%
Net income (loss)	(497,755)	(137.6)%	(7,319)	(0.9)%	(490,436)	6700.9%
Net income (loss) attributable to noncontrolling interests	(240,629)	(66.5)%	(4,391)	(0.5)%	(236,238)	5380.1%
Net income (loss) attributable to GoHealth, Inc.	$(257,126)	(71.1)%	$(2,928)	(0.4)%	$(254,198)	8681.6%
Net income (loss) per share:
Net income (loss) per share of Class A common stock — basic and diluted	$(20.17)		$(0.66)
Weighted-average shares of Class A common stock outstanding — basic and diluted	12,940		9,980
Non-GAAP financial measures:
EBITDA	$(333,664)		$173,706
Adjusted EBITDA	$(35,109)		$120,319
Net income (loss) margin	(137.6)%		(0.9)%
Adjusted EBITDA margin	(9.7)%		15.1%

NM = Not meaningful

The following table sets forth the reconciliations of GAAP net income (loss) to EBITDA and Adjusted EBITDA for the periods indicated:

	Twelve months ended Dec. 31,
(in thousands)	2025	2024
Net revenues	$361,845	$798,894
Net income (loss)	(497,755)	(7,319)
Interest expense	87,320	72,868
Income tax expense (benefit)	(3,335)	2,267
Depreciation and amortization expense	80,106	105,890
EBITDA	(333,664)	173,706
Gain on bargain purchase[1]	—	(84,492)
Loss on extinguishment of debt[2]	1,655	10,463
Share-based compensation expense[3]	9,170	11,281
Professional services[4]	11,463	3,671
Legal fees[5]	5,042	2,917
Other (income) loss related to the adjustment of liabilities under the Tax Receivable Agreement[6]	—	293
Severance costs[7]	11,550	2,480
Indefinite and long-lived asset impairment charges[8]	259,675	—
Adjusted EBITDA	$(35,109)	$120,319
Net income (loss) margin	(137.6)%	(0.9)%
Adjusted EBITDA margin	(9.7)%	15.1%

(1)Represents the excess of the acquisition-date fair value of the net assets acquired over the acquisition-date fair value of the consideration transferred related to the acquisition of e-TeleQuote.
(2)Represents the loss on debt extinguishment related to the write-down of deferred debt discount and debt issuance costs in conjunction with the refinancing of the Term Loan Facilities.
(3)Represents non-cash share-based compensation expense relating to equity awards as well as share-based compensation expense relating to liability classified awards that will be settled in cash.
(4)Represents costs associated with non-routine consulting fees and other professional services.
(5)Represents legal fees, settlement accruals and other expenses related to certain acquisitions, litigation, Credit Agreement amendments and other non-routine legal or regulatory matters.
(6)Represents expense related to the measurement of our Tax Receivable Agreement obligation.
(7)Represents severance costs and other fees associated with a reduction in workforce unrelated to restructuring activities.
(8)Represents indefinite-lived intangible asset, definite-lived intangible asset, capitalized software and other long-lived asset impairment charge for the twelve months ended December 31, 2025. Impairment charge for 2025 includes remeasurement of the lease liability and adjustment of the ROU asset (which was previously impaired) related to the early termination of leases during the first half of the fiscal year.

The table below depicts the disaggregation of revenue and is consistent with how the Company evaluates its financial performance:

	Twelve months ended Dec. 31,
(in thousands)	2025	2024
Medicare Revenue
Medicare Agency Revenue
Commission Revenue(1)	$272,973	$506,516
Partner Marketing and Other Revenue	32,217	75,160
Total Medicare Agency Revenue	305,190	581,676
Medicare Non-Agency Revenue	37,003	212,289
Total Medicare Revenue	342,193	793,965
Other Revenue
Other Non-Agency Revenue	18,515	3,411
Other Agency Revenue	1,137	1,518
Total Other Revenue	19,652	4,929
Total Net Revenue	$361,845	$798,894
(1)Commission revenue excludes commissions generated through Non-Encompass BPO Services as well as from the sale of individual and family plan insurance products.

The following table sets forth our balance sheets for the periods indicated:

	Dec. 31,
(in thousands, except per share amounts)	2025	2024
Assets
Current assets:
Cash and cash equivalents	$32,904	$40,921
Accounts receivable, net of allowance for doubtful accounts of $5 in 2025 and $1 in 2024	72	4,452
Commissions receivable - current	239,644	320,399
Prepaid expense and other current assets	13,168	34,639
Total current assets	285,788	400,411
Commissions receivable - non-current	685,527	733,161
Operating lease ROU asset	9,621	19,317
Property, equipment, and capitalized software, net	5,147	29,320
Intangible assets, net	—	302,497
Other long-term assets	1,297	3,717
Total assets	$987,380	$1,488,423
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$6,924	$14,591
Accrued liabilities	34,647	121,346
Commissions payable - current	63,947	98,771
Short-term operating lease liability	7,160	5,705
Deferred revenue	25,493	53,720
Current portion of long-term debt	—	39,500
Other current liabilities	3,329	4,419
Total current liabilities	141,500	338,052
Non-current liabilities:
Commissions payable - non-current	156,532	177,656
Long-term operating lease liability	28,694	34,900
Long-term debt, net of current portion	636,740	447,865
Deferred tax liability	18,588	22,350
Other non-current liabilities	10,645	9,200
Total non-current liabilities	851,199	691,971
Commitments and Contingencies
Series A redeemable convertible preferred stock — $0.0001 par value; 50 shares authorized; 50 shares issued and outstanding as of both December 31, 2025 and December 31, 2024. Liquidation preference of $58.5 million and $54.6 million as of December 31, 2025 and December 31, 2024, respectively.	56,886	52,962
Stockholders’ equity (Deficit):
Class A common stock – $0.0001 par value; 1,100,000 shares authorized; 16,984 and 10,614 shares issued; 16,191 and 10,292 shares outstanding as of December 31, 2025 and December 31, 2024, respectively.	1	1
Class B common stock – $0.0001 par value; 615,825 and 615,917 shares authorized as of December 31, 2025 and 2024, respectively; 12,621 and 12,711 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively.	1	1
Preferred stock – $0.0001 par value; 20,000 shares authorized (including 50 shares of Series A redeemable convertible preferred stock authorized and 200 shares of Series A-1 convertible preferred stock authorized); 50 shares issued and outstanding as of both December 31, 2025 and December 31, 2024.	—	—
Series A-1 convertible preferred stock— $0.0001 par value; 200 shares authorized; no shares issued and outstanding as of both December 31, 2025 and December 31, 2024.	—	—
Treasury stock – at cost; 793 and 322 shares of Class A common stock as of December 31, 2025 and December 31, 2024, respectively.	(9,371)	(4,150)
Additional paid-in capital	727,635	669,346
Accumulated other comprehensive income (loss)	(59)	(151)
Accumulated deficit	(680,334)	(423,208)
Total stockholders’ equity attributable to GoHealth, Inc.	37,873	241,839
Non-controlling interests	(100,078)	163,599
Total stockholders’ equity (deficit)	(62,205)	405,438
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$987,380	$1,488,423

The following table sets forth the net cash provided by (used in) operating activities for the periods presented:

	Twelve months ended Dec. 31,
(in thousands)	2025	2024
Operating Activities
Net income (loss)	$(497,755)	$(7,319)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Share-based compensation	9,170	11,281
Depreciation and amortization	9,564	11,833
Amortization of intangible assets	70,542	94,057
Amortization of debt discount and issuance costs	7,578	8,950
Gain on bargain purchase	—	(84,492)
Loss on extinguishment of debt	1,655	10,463
Deferred tax liability	(3,762)	4,480
Non-cash lease expense	2,976	4,039
Other non-cash items, net	(346)	3
Accrued interest payable in kind	39,327	—
Indefinite and long-lived asset impairment charges	259,961	—
Changes in assets and liabilities:
Accounts receivable	4,379	(2,168)
Commissions receivable	128,447	(51,364)
Prepaid expenses and other assets	22,554	14,952
Accounts payable	(7,667)	(5,060)
Accrued liabilities	(86,649)	27,644
Deferred revenue	(28,228)	1,317
Commissions payable	(55,949)	(45,560)
Operating lease liabilities	(2,894)	(6,100)
Other liabilities	5,150	(8,563)
Net cash provided by (used in) operating activities	(121,947)	(21,607)
Investing Activities
Acquisition of business, net	—	17,536
Purchases of property, equipment and software	(8,248)	(13,729)
Net cash (used in) provided by investing activities	(8,248)	3,807
Financing Activities
Proceeds from borrowings	137,999	558,251
Repayment of borrowings	(2,375)	(556,047)
Payment of debt discount and issuance costs	(8,408)	(33,126)
Repurchase of shares to satisfy employee tax withholding obligations	(5,221)	(1,510)
Proceeds from stock option exercises	1	399
Payment of preferred stock dividends	—	—
Net cash provided by (used in) financing activities	121,996	(32,033)
Effect of exchange rate changes on cash and cash equivalents	182	(55)
Increase (decrease) in cash and cash equivalents	(8,017)	(49,888)
Cash and cash equivalents at beginning of period	40,921	90,809
Cash and cash equivalents at end of period	$32,904	$40,921
Supplemental Disclosure of Cash Flow Information
Interest paid	$45,813	$65,531
Income taxes paid	$432	$416
Non-cash investing and financing activities:
Purchases of property, equipment and software included in accounts payable	$—	$252

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. Below are the most relevant business and operating metrics for our single operating and reportable segment.
The following table presents the number of Submissions for the periods presented:

Submissions
	Twelve months ended Dec. 31,
	2025	2024	Change	% Change
	534,657	1,016,182	(481,525)	(47.4)%

The following table presents the Sales per Submission for the periods presented:

Sales Per Submission
	Twelve months ended Dec. 31,
	2025	2024	$ Change	% Change
	$668	$781	$(113)	(14.5)%

The following table presents the Direct Operating Cost per Submission for the periods presented:

Direct Operating Cost Per Submission
	Twelve months ended Dec. 31,
	2025	2024	$ Change	% Change
	$594	$578	$16	2.8%